UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No.             )

Check the appropriate box:

[ ]	Preliminary information statement.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

[X]	Definitive information statement.

GREAT-WEST FUNDS, INC.

(Name of Registrant as Specified in its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Regarding the Great-West Large Cap Value Fund (formerly the Great-West Putnam Equity Income Fund)

This notice presents only an overview of the more complete Information Statement that is available to you on the Internet relating to the Great-West Large Cap Value Fund (formerly the Great-West Putnam Equity Income Fund) (the “Fund”). We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

Great-West Capital Management, LLC (“GWCM”) is the investment adviser to Great-West Funds, Inc. (“Great-West Funds”), including the Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM, at its own expense, may select and contract with sub-advisers to manage investments of one or more of the series of Great-West Funds.

Great-West Funds operates under a manager-of-managers structure pursuant to an order issued by the U.S. Securities and Exchange Commission. The order generally permits GWCM to hire sub-advisers or materially amend sub-advisory agreements without shareholder approval. The Board of Directors of Great-West Funds (“Board”) must approve such sub-advisory agreements, and Great-West Funds must provide specified information to shareholders within 90 days of the hiring of any new sub-adviser.

At an in-person meeting held on December 6-7, 2018, the Board, including a majority of the directors who are not “interested persons” of Great-West Funds or GWCM, as defined in the Investment Company Act of 1940, as amended, approved a sub-advisory agreement between GWCM and T. Rowe Price (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, T. Rowe Price is to serve as a new, additional sub-adviser to the Fund effective October 25, 2019. In connection with the appointment of T. Rowe Price as a new sub-advisor to the Fund, the Board also approved the change in the Fund’s name to Great-West Large Cap Value Fund and a change to the Fund’s principal investment strategies.

Putnam Investment Management, LLC (“Putnam”) continues to serve as the Fund’s other sub-adviser. Each sub-adviser is approved to manage a portion of the Fund’s portfolio (which may change over time) as allocated by GWCM and overseen by the Board. GWCM believes a multi-managed fund is more commercially viable, and that the fee reductions, expense limitations and expense caps applicable to the Fund subsequent to the Reorganization will benefit its shareholders. In light of these factors, GWCM believes that a fund managed by both T. Rowe Price and Putnam is in the best interests of shareholders. Additional information about GWCM, T. Rowe Price, the Sub-Advisory Agreement and the Board’s approval of the Sub-Advisory Agreement is contained in the Information Statement.

We will mail this Important Notice of Internet Availability of Information Statement on or about January 15, 2020. This Information Statement will be available at www.greatwestfunds.com until April 22, 2020. You may also obtain a paper or email copy of this information statement, without charge, by calling (866) 831-7129. If you have any questions about this Notice of Internet Availability of Information Statement, please contact your financial adviser (if applicable) or contact the Fund at the phone number provided above.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Shareholder,

We are writing to inform you of a recent sub-adviser change to the Great-West Large Cap Value Fund (formerly the Great-West Putnam Equity Income Fund) (the “Fund”). The Fund is a series of Great-West Funds, Inc. (“Great-West Funds”). At an in-person meeting held on December 6-7, 2018, the Board of Directors of Great-West Funds (the “Board”) approved the appointment of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as a new, additional sub-adviser for the Fund, pursuant to a sub-advisory agreement between Great-West Capital Management, LLC (“GWCM”) and T. Rowe Price with respect to the Fund. Putnam Investment Management, LLC (“Putnam”) continues to serve as the Fund’s other sub-adviser. The change became effective on October 25, 2019 (the “Effective Date”). Great-West Funds must provide specified information to shareholders within 90 days of the hiring of any new sub-adviser.

Great-West Funds operates under a manager-of-managers structure pursuant to an order issued by the U.S. Securities and Exchange Commission (“SEC”). Under the SEC order, GWCM has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. Also, subject to the review and approval of the Board, GWCM (i) sets the Fund’s overall investment strategy; (ii) evaluates, selects and recommends sub-advisers to manage all or a portion of the Fund’s assets; and (iii) implements procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Board, GWCM allocates and, when appropriate, reallocates the Fund’s assets among sub-advisers and monitors and evaluates the sub-advisers’ performance. Each of the sub-advisers is responsible for selecting investments for that portion of the Fund’s portfolio allocated to it.

Consistent with the terms of the SEC order, GWCM proposed the addition of T. Rowe Price as a new sub-adviser to the Fund as part of the reorganization of the Great-West T. Rowe Price Equity Income Fund with and into the Fund (“Reorganization”), which took place October 25, 2019. The Reorganization consolidated two large cap value funds into a single, multi-managed fund and was approved by shareholders of the Great-West T. Rowe Price Equity Income Fund. GWCM believes a multi-managed fund is more commercially viable, and that the fee reductions, expense limitations and expense caps applicable to the Fund subsequent to the Reorganization will benefit its shareholders. In light of these factors, GWCM believes that a fund managed by both T. Rowe Price and Putnam is in the best interests of shareholders.

In connection with the appointment of T. Rowe Price as an additional sub-adviser, the Board also approved a change in the Fund’s name to the Great-West Large Cap Value Fund and a change to the Fund’s principal investment strategies. These changes became effective on the Effective Date. For more information about the Fund’s principal investment strategies, please refer to the Fund’s prospectus dated October 25, 2019.

Please read the enclosed information statement carefully because it describes the Fund’s investment management structure, the sub-advisory agreement with T. Rowe Price, background information about T. Rowe Price, factors that the Board considered in approving the sub-advisory agreement with T. Rowe Price, and other important information.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to contact Great-West Funds at (866) 831-7129. We thank you for your continued support and investments.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

Scott C. Sipple
President & Chief Executive Officer Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund)

Executive Offices & Mailing Address:	8515 East Orchard Road Greenwood Village, Colorado 80111

INFORMATION STATEMENT

The purpose of this Information Statement is to notify shareholders of the Great-West Large Cap Value Fund (formerly the Great-West Putnam Equity Income Fund) (the “Fund”), that effective October 25, 2019, T. Rowe Price Associates, Inc. (“T. Rowe Price”) joined Putnam Investment Management LLC (“Putnam”) as a sub-adviser to the Fund.

Great-West Capital Management, LLC (“GWCM”), a Colorado limited liability company located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is the investment adviser to Great-West Funds, Inc. (“Great-West Funds”), including the Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM, at its own expense, may select and contract with sub-advisers to manage investments of one or more of the series of Great-West Funds.

Great-West Funds operates under a manager-of-managers structure pursuant to an order issued by the U.S. Securities and Exchange Commission (“SEC”). The SEC order generally permits GWCM to hire sub-advisers or materially amend sub-advisory agreements without shareholder approval. The Board of Directors of Great-West Funds (“Board”) must approve such sub-advisory agreements, and Great-West Funds must provide specified information to shareholders within 90 days of the hiring of any new sub-adviser.

At an in-person meeting held on December 6-7, 2018, the Board, including a majority of the directors who are not “interested persons” of Great-West Funds or GWCM (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved a sub-advisory agreement between GWCM and T. Rowe Price (the “Sub-Advisory Agreement”). Pursuant to the sub-advisory agreement, T. Rowe Price was appointed as a new, additional sub-adviser to the Fund effective October 25, 2019. In connection with the appointment of T. Rowe Price as a new sub-adviser to the Fund, the Board also approved the change in the Fund’s name to Great-West Large Cap Value Fund and a change to the Fund’s principal investment strategies.

Putnam continues to serve as the Fund’s other sub-adviser. Each sub-adviser is appointed to manage a portion of the Fund’s portfolio (which may change over time) as allocated by GWCM and overseen by the Board. GWCM believes a multi-managed fund is more commercially viable, and that the fee reductions, expense limitations and expense caps applicable to the Fund subsequent to the Reorganization will benefit its shareholders. In light of these factors, GWCM believes that a fund managed by both T. Rowe Price and Putnam is in the best interests of shareholders. Additional information about GWCM, T. Rowe Price, the Sub-Advisory Agreement and the Board’s approval of the Sub-Advisory Agreement is contained in the Information Statement.

Instead of delivering a paper copy of the Information Statement, Great-West Funds has made the Information Statement available to you online at www.greatwestfunds.com until April 22, 2020. A paper or email copy of this Information Statement may be obtained, without charge, by calling (866) 831-7129.

Please read this information statement carefully because it contains important information.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BACKGROUND

Prior to the appointment of T. Rowe Price as an additional sub-adviser of the Fund, Putnam served as the sole sub-adviser of the Fund pursuant to a sub-advisory agreement effective March 3, 2014 and entered into among GWCM, Great-West Funds on behalf of the Fund, and Putnam (as amended, the “Putnam Sub-Advisory Agreement”). The Putnam Sub-Advisory Agreement contemplates that GWCM could implement a multi-manager approach to the sub-advisory services to be provided to the Fund. Under this multi-manager approach, each sub-adviser is responsible for the investment and re-investment of the portion of the Fund’s assets allocated to it by GWCM (each portion so allocated, a “Fund Account”), and for making decisions to buy, sell or hold any particular security with respect to its Fund Account.

The Putnam Sub-Advisory Agreement was most recently approved for renewal by the Board (including a majority of the Independent Directors) on April 17, 2019, in connection with the Board’s annual review and continuance of such agreements. As approved, the Putnam Sub-Advisory Agreement will remain in effect until April 30, 2020, and will thereafter continue in effect from year to year if approved annually by the Board, including the vote of a majority of the Independent Directors of Great-West Funds.

For services provided under the Putnam Sub-Advisory Agreement, GWCM pays Putnam a fee computed daily and paid monthly at the annual rate of 0.40% of the average daily net asset value on the first $100 million of the Fund’s assets allocated to Putnam (the “Putnam Fund Account”), 0.35% on the next $150 million of the Putnam Fund Account, and 0.25% on all assets over $250 million of the Putnam Fund Account. Prior to October 25, 2019, GWCM paid Putnam a fee of 0.40% of the average daily net asset value on the first $250 million of the Putnam Fund Account, 0.35% on the next $250 million of the Putnam Fund Account, and 0.25% on all assets over $500 million of the Putnam Fund Account.

During the fiscal year ended December 31, 2019, GWCM paid Putnam $1,652,878 for its sub-advisory services to the Fund pursuant to the Putnam Sub-Advisory Agreement.

The addition of T. Rowe Price as a sub-adviser resulted from the reorganization of the Great-West T. Rowe Price Equity Income Fund with and into the Fund on October 25, 2019. GWCM believes a multi-managed fund is more commercially viable, and that the fee reductions, expense limitations and expense caps applicable to the Fund subsequent to the Reorganization will benefit its shareholders. In light of these factors, GWCM believes that a fund managed by both T. Rowe Price and Putnam is in the best interests of shareholders.

THE GWCM INVESTMENT ADVISORY AGREEMENT

GWCM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), which is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the United States and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Pursuant to an Amended and Restated Investment Advisory Agreement, as amended (the “GWCM Investment Advisory Agreement”), GWCM acts as investment adviser and, subject to the supervision of the Board, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations.

GWCM has also contracted to perform, or supervise the performance of, Great-West Funds’ fund operations and accounting services in connection with the management of Great-West Funds, including the Fund, and all financial reporting for Great-West Funds. These services include: coordinating all matters relating to the functions of the custodian, transfer agent, accountants, attorneys, and other parties performing services or operational functions for Great-West Funds; providing such administrative and clerical functions as are necessary to provide effective administration of the Great-West Funds, including services in connection with production and filing of certain reports and maintenance of certain books and records of Great-West Funds; providing Great-West Funds with adequate office space and related services necessary for its operations (excluding recordkeeping and other administrative services provided to shareholders of Great-West Funds).

The GWCM Investment Advisory Agreement became effective on May 1, 2017 and was most recently renewed by the Board (including a majority of the Independent Directors) on April 17, 2019, in connection with the Board’s annual review and continuance of such agreement. As approved, the GWCM Investment Advisory Agreement will remain in effect with respect to the Fund until April 30, 2020, and will thereafter continue in effect from year to year if approved annually by the Board, including the vote of a majority of the directors who are not parties to the GWCM Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the Fund. Any material amendment to the GWCM Investment Advisory Agreement will only become effective with respect to the Fund upon approval by vote of a majority of the outstanding voting securities of the Fund. The GWCM Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to the Fund either by the Board or by vote of a majority of the outstanding voting securities of the Fund or by GWCM, each on 60 days’ notice to the other party.

For services provided under the GWCM Investment Advisory Agreement, the Fund pays GWCM a management fee of 0.61% of the Fund’s average daily net assets up to $1 billion, 0.56% of the Fund’s average daily net over $1 billion and 0.51% of the Fund’s average daily net assets over $2 billion. Prior to October 25, 2019, the Fund paid GWCM a management fee of 0.74% of the Fund’s average daily net assets up to $1 billion, 0.69% of the Fund’s average daily net assets over $1 billion and 0.64% of the Fund’s average daily net assets over $2 billion.

During the fiscal year ended December 31, 2019, Great-West Funds paid GWCM $3,349,062 for its services to the Fund pursuant to the GWCM Investment Advisory Agreement.

THE SUB-ADVISORY AGREEMENT WITH T. ROWE PRICE

The sub-advisory agreement among GWCM, Great West Funds on behalf of the Fund, and T. Rowe Price became effective on October 25, 2019 (the “T. Rowe Price Sub-Advisory Agreement”). The T. Rowe Price Sub-Advisory Agreement was approved at an in-person meeting held on December 6-7, 2018 by the Board (including a majority of the Independent Directors). As approved, the T. Rowe Price Sub-Advisory Agreement will remain in effect until April 30, 2020, and will thereafter continue in effect from year to year if approved annually by the Board, including the vote of a majority of the Independent Directors of Great-West Funds, GWCM and T. Rowe Price.

The terms of the T. Rowe Price Sub-Advisory Agreement are substantially similar to those of the Putnam Sub-Advisory Agreement. The T. Rowe Price Sub-Advisory Agreement contemplates a multi-manager approach to the sub-advisory services to be provided to the Fund. Under this multi-manager approach, each sub-adviser is responsible for the investment and re-investment of its respective Fund Account, and for making decisions to buy, sell or hold any particular security with respect to its Fund Account. T. Rowe Price bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.

The T. Rowe Price Sub-Advisory Agreement provides that T. Rowe Price will hold harmless, indemnify and protect Great-West Funds and GWCM from and against any and all lawsuits or other claims brought against Great-West Funds or GWCM as a result of the activities of T. Rowe Price, including the activities of T. Rowe Price’s officers and directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with T. Rowe Price or retained by it to perform or assist in the performance of its obligations under the T. Rowe Price Sub-Advisory Agreement.

For its services provided under the T. Rowe Price Sub-Advisory Agreement, GWCM pays T. Rowe Price monthly compensation calculated at the following annual rates:

Annual Fee Rate	Assets
0.475%	First $50 million of the T. Rowe Price Fund Account
0.425%	Next $50 million of the T. Rowe Price Fund Account
0.375%	Reset at $100 million of the T. Rowe Price Fund Account
0.325%	Reset at $200 million of the T. Rowe Price Fund Account
0.30%	Reset at $500 million of the T. Rowe Price Fund Account
0.275%	Over $500 million of the T. Rowe Price Fund Account
0.275%	Reset at $1 billion of the T. Rowe Price Fund Account
0.25%	Reset at $1.5 billion of the T. Rowe Price Fund Account

If the T. Rowe Price Sub-Advisory Agreement had been in place during the Fund’s entire fiscal year ended December 31, 2019, GWCM estimates that it would have paid T. Rowe Price $1,324,906 for sub-advisory services to the Fund pursuant to the T. Rowe Price Sub-Advisory Agreement.

The T. Rowe Price Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by GWCM, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by T. Rowe Price, in each case on 60 days’ written notice. As required by the 1940 Act, the T. Rowe Price Sub-Advisory Agreement will automatically terminate, without payment of penalty, in the event of its assignment, as defined in the 1940 Act. It will also terminate in the event that the GWCM Investment Advisory Agreement is terminated for any reason.

INFORMATION ABOUT T. ROWE PRICE

T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, is a Maryland corporation registered as an investment adviser pursuant to the Advisers Act. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, with its principal business address located at 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2019, T. Rowe Price had approximately $1.126 trillion in assets under management.

Except as otherwise specified herein, all information about T. Rowe Price in this Information Statement has been provided by T. Rowe Price.

Board of Directors and Management Team of T. Rowe Price

The table below lists the individuals who serve as directors and principal executive officers of T. Rowe Price and their principal occupations. The address for all T. Rowe Price personnel is 100 East Pratt Street, Baltimore, MD 21202.

Name	Title
William J. Stromberg	Director, Chairman of the Board, Chief Executive Officer, President
John R. Gilner	Chief Compliance Officer, Vice President
David Oestreicher	Director, Vice President, Secretary
Robert W. Sharps	Director, Vice President

There are no arrangements or understandings made in connection with the T. Rowe Price Sub-Advisory Agreement among Great-West Funds, GWCM, and T. Rowe Price with respect to the composition of the managers of GWCM or the Board or with respect to the selection or appointment of any person to any office with any such entity.

Other Funds with Similar Investment Objectives Managed by T. Rowe Price

T. Rowe Price serves as an investment adviser or sub-adviser to other investment companies with investment objectives similar to that of the Fund. The following table provides information about the size and rate of compensation with respect to those other investment companies, which T. Rowe Price serves:

Fund	Net Assets as of 9/30/2019(1)	Annual Advisory Fee Rate (as a % of average daily net assets)(2)
Mainstay VP T. Rowe Price Equity Income Portfolio	$703,724,927

.475% on first $50 million;

.425% on next $50 million;

Reset to .375% at $100 million;

Reset to .325% at $200 million;

Reset to .300% at $500 million;

.275% of average daily net assets above $500 million;

Reset to .275% at $1 billion

Reset to .250% at $1.5 billion

John Hancock Funds II Equity-Income Fund John Hancock Variable Insurance Trust Equity-Income Trust	$1,771,487,513 $1,592,410,198

.475% on first $50 million;

.425% on next $50 million;

Reset to .375% at $100 million;

Reset to .325% at $200 million;

Reset to .300% at $500 million;

.275% of average daily net assets above $500 million;

Reset to .275% at $1 billion

Reset to .250% at $1.5 billion

Voya Investors Trust – VY T. Rowe Price Equity Income Portfolio	$807,585,259

.475% on first $50 million;

.425% on next $50 million;

Reset to .375% at $100 million;

Reset to .325% at $200 million;

Reset to .300% at $500 million;

.275% of average daily net assets above $500 million;

Reset to .275% at $1 billion

Reset to .250% at $1.5 billion

MML Series Investment Fund - MML Equity Income	$468,705,386

.475% on first $50 million;

.425% on next $50 million;

Reset to .375% at $100 million;

Reset to .325% at $200 million;

Reset to .300% at $500 million;

.275% of average daily net assets above $500 million;

Reset to .275% at $1 billion

Reset to .250% at $1.5 billion

Northwestern Mutual Series T. Rowe Price Equity Income Portfolio	$780,792,219

.475% on first $50 million;

.425% on next $50 million;

Reset to .375% at $100 million;

Reset to .325% at $200 million;

Reset to .300% at $500 million;

.275% of average daily net assets above $500 million;

Reset to .275% at $1 billion

Reset to .250% at $1.5 billion

T. Rowe Price Equity Income Fund	$32,180,015,939	.25% on assets up to $15 billion; .2125% on assets above $15 billion (individual fee) .29% (group fee) .53% management fee[3]

(1) Net asset figures for sub-advised portfolios are based on internal T. Rowe Price market value records.

(2) T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as sub-adviser. Such voluntary fee reduction is based on the combined asset level of the sub-advised portfolios, and ranges between 0 – 17.5% of the total sub-advisory fees paid.    In certain cases, assets are aggregated with the client’s other similarly managed portfolios for purposes of determining breakpoints. With respect to sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

(3) The fees indicated are advisory fees and not sub-advisory fees for the fund. The total reflects only the fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses.

BOARD REVIEW AND APPROVAL OF THE T. ROWE PRICE SUB-ADVISORY AGREEMENT

At a meeting held on December 6-7, 2018, the Board, including a majority of the independent directors, approved the T. Rowe Price Sub-Advisory Agreement adding T. Rowe Price as a new sub-adviser to the Fund. In a subsequent meeting held on April 17, 2019, the Board, including a majority of the independent directors, approved the renewal of the T. Rowe Price sub-advisory agreement with respect to the Great-West T. Rowe Price Equity Income Fund.

Pursuant to the T. Rowe Price Sub-Advisory Agreement, T. Rowe Price, subject to general supervision and oversight by GWCM and the Board, is responsible for the investment and re-investment of the assets of T. Rowe Price’s Fund Account, which includes making decisions to buy, sell, or hold any particular security.

In approving the T. Rowe Price Sub-Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the T. Rowe Price Sub-Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each director’s business judgment after consideration of the information as a whole. Individual directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

The Board also considered that, at the meeting held on December 6–7, 2018, the Board considered and approved reorganization and repurposing proposals (the “Proposals”) involving the Great-West T. Rowe Price Equity Income Fund and Great-West Putnam Equity Income Fund, another series of Great-West Funds. These Proposals included, among other things, the reorganization of the Great-West T. Rowe Price Equity Income Fund into the Great-West Putnam Equity Income Fund and the addition of T. Rowe Price as a sub-adviser to the Fund along with Putnam Investment Management, LLC. In approving an investment sub-advisory agreement by and among Great-West Funds, GWCM and T. Rowe Price with respect to the Fund, the Board considered T. Rowe Price’s experience managing the Great-West T. Rowe Price Equity Income Fund and that T. Rowe Price is expected to invest and reinvest its allocated portion of the Fund’s assets in the same manner in which it invests and reinvests the assets of the Great-West T. Rowe Price Equity Income Fund.

Based upon its review of the T. Rowe Price Sub-Advisory Agreement and the information provided to it, the Board concluded that the T. Rowe Price Sub-Advisory Agreement was reasonable in light of the services to be performed, fees to be charged, and such other matters as the directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the directors’ determinations to approve the T. Rowe Price Sub-Advisory Agreement are discussed below.

Nature, Extent, and Quality of Services

The Board considered the nature, extent, and quality of services to be provided to the Fund by T. Rowe Price. Among other things, the Board considered T. Rowe Price’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, the qualifications, background and responsibilities of the portfolio management team responsible for the management of the Fund, as well T. Rowe Price’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered

T. Rowe Price’s reputation for management of its investment strategies, its investment decision-making process, its disaster recovery procedures, including cyber security risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities, and compliance policies and procedures, including for liquidity risk management oversight, as well as T. Rowe Price’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of T. Rowe Price each year to discuss portfolio management strategies and performance. Additionally, the quality of T. Rowe Price’s communications with the Board, as well as T. Rowe Price’s responsiveness to the Board, were taken into account. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by T. Rowe Price.

Investment Performance

The Board considered the investment performance of the Great-West T. Rowe Price Equity Income Fund. The Board reviewed performance information for the Great-West T. Rowe Price Equity Income Fund’s Investor Class and Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund categorizations. This performance data included, among other things, annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2018 with respect to the Investor Class, and, for the Institutional Class, annualized returns for the one- and three-year periods ended December 31, 2018. In evaluating the performance of the Great-West T. Rowe Price Equity Income Fund, the Board noted how the Great-West T. Rowe Price Equity Income Fund performed relative to the returns of the benchmark index and the performance universe. In addition, the Board noted that it also had received and discussed at periodic intervals information comparing the Great-West T. Rowe Price Equity Income Fund’s performance to that of its benchmark index and to a peer group of funds.

The Board noted that for the one-, three-, five- and ten-year periods ended December 31, 2018, the annualized returns of the Great-West T. Rowe Price Equity Income Fund’s Investor Class were in the fourth, second, fourth and third quintiles, respectively, of its performance universe (the first quintile being the best performers and the fifth quintile being the worst performers). As to the Institutional Class, the annualized returns were in the fourth and second quintiles of its performance universe for the one- and three-year periods ended December 31, 2018, respectively. The Board also noted that with the exception of the three-year period ended December 31, 2018, the Great-West T. Rowe Price Equity Income Fund underperformed its benchmark index for each period reviewed. In evaluating the performance data, the Board took into account T. Rowe Price’s performance commentary, including, among other things, the impact of sector allocations and individual stock selection in particular market conditions on the Great-West T. Rowe Price Equity Income Fund’s performance, as well as T. Rowe Price’s views of the benefits of its investment decision-making and portfolio construction processes. In addition, the Board considered GWCM’s processes for overseeing and analyzing T. Rowe Price’s performance. The Board determined that it was satisfied with the explanations for, oversight of and information provided regarding the Great-West T. Rowe Price Equity Income Fund’s investment performance.

T. Rowe Price, as sub-adviser to the Fund, will manage the Fund in a substantially similar manner as the Great-West T. Rowe Price Equity Income Fund.

Costs and Profitability

The Board considered the costs of services to be provided by T. Rowe Price. With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by GWCM to T. Rowe Price. The Board also received information regarding the fees charged by T. Rowe Price to separate accounts and other products managed by T. Rowe Price in the same investment style as the Fund and noted that, based on the information provided by T. Rowe Price, any fees charged by T. Rowe Price to these other accounts were competitive with the fee charged to GWCM for the Fund.

The Board further considered the overall financial soundness of GWCM and T. Rowe Price and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements from GWCM and T. Rowe Price and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. The Board also considered T. Rowe Price’s representation that profits related to the Fund versus other advisory accounts could not be itemized because management and personnel time and services are not allocated among the various types of accounts and noted that, since the agreement with T. Rowe Price is arm’s length, such information regarding T. Rowe Price was not relevant to its consideration of the T. Rowe Price Sub-Advisory Agreement. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates were not unreasonable in relation to the nature, extent and quality of the services provided.

Economies of Scale

In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by GWCM and whether those fees include breakpoints and the current level of Fund assets that will be allocated to T. Rowe Price. Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.

Other Factors

The Board considered ancillary benefits derived or to be derived by T. Rowe Price from its relationship with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that T. Rowe Price would receive ancillary benefits from soft-dollar arrangements by which brokers provide research to T. Rowe Price in return for allocating Fund brokerage to such brokers. The Board concluded that the Fund’s sub-advisory fees were reasonable, taking into account any ancillary benefits to be derived by T. Rowe Price.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the T. Rowe Price Sub-Advisory Agreement are reasonable and that the approval of the T. Rowe Price Sub-Advisory Agreement is in the best interests of the Fund.

OTHER INFORMATION

Great-West Funds sells Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are series of Great-West Funds.

The separate accounts of GWL&A and Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”) are referred to as the “Series Accounts.” Shares of the Fund may be sold to various Series Accounts of GWL&A and GWL&A of NY, which are registered with the SEC as unit investment trusts under the 1940 Act. In addition, shares of the Fund may be sold to various Series Accounts of GWL&A and GWL&A of NY that are not registered with the SEC. Shares of the Fund are sold to the registered and unregistered Series Accounts to fund certain variable annuity contracts and variable life insurance policies. On December 13, 2019, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Shareholders with an ownership interest of 5% or greater in the Fund as of December 13, 2019 were:

Great-West Large Cap Value Fund – Institutional Class Shares
Record Owner	Address	Percentage
Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.17%
Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.19%
Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.64%

Great-West Large Cap Value Fund – Institutional Class Shares
Record Owner	Address	Percentage
Great-West Moderate Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	10.65%
Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.33%
Great-West Moderately Aggressive Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	5.16%
Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.70%

Great-West Large Cap Value Fund – Investor Class Shares
Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	80.05%
GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.56%

Great-West Large Cap Value Fund – Investor II Class Shares
Record Owner	Address	Percentage
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	28.26%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	51.38%

Broker Commissions

During the fiscal year ended December 31, 2019, no commissions were paid to brokers affiliated with T. Rowe Price or GWCM.

No fees were paid by the Fund to T. Rowe Price, its affiliated persons or any affiliated person of such person during the most recent fiscal year for services provided to the Fund (other than under the sub-advisory contract or for brokerage commissions).

Principal Underwriter, Administrator, Custodian

GWFS Equities, Inc. (“GWFS”), a wholly-owned subsidiary of GWL&A, is the principal underwriter for Great-West Funds. GWL&A provides recordkeeping and administrative services for Great-West Funds. GWFS and GWL&A are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111. The Bank of New York Mellon serves as the Fund’s custodian.

Annual and Semi-Annual Reports

Upon request, Great-West Funds will furnish, without charge, a copy of the most recent Annual Report and the most recent Semi-Annual Report to the shareholders of the Fund. Requests should be directed to in writing to 8515 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. The Annual and Semi-Annual Reports of the Fund may also be requested by calling (866) 831-7129 and may be found on Great-West Funds’ web site at www.greatwestfunds.com.